SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


              Date of Report (Date of Earliest Event Reported):

                                March 29, 1996


                               URS CORPORATION
            (Exact name of registrant as specified in its charter)


                 1-7567                        94-1381538
          (Commission File Number)          (I.R.S. Employer
                                          Identification Number)

                                   Delaware
                (State or other jurisdiction of incorporation)


                       100 California Street, Suite 500
                    San Francisco, California  94111-4529
            (Address of principal executive offices and zip code)


             Registrant's telephone number, including area code:
                                (415) 774-2700















                           Exhibit Index on Page 6




                                 Page 1 of 10


       Item 2.   Acquisition or Disposition of Assets.
                 ------------------------------------

            (a) On March 29, 1996, URS Corporation ("URS") concluded a transaction pursuant to which URS Acquisition Corporation ("UAC"), a wholly-owned subsidiary of URS, merged with and into Greiner Engineering, Inc., a Nevada corporation ("Greiner"). The transaction was consummated pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement") dated as of January 10, 1996, by and among URS, UAC and Greiner. The execution of the Merger Agreement was previously reported in a Current Report on Form 8-K filed by URS on January 10, 1996. Pursuant to the terms of the Merger Agreement, each share of the Common Stock of Greiner outstanding immediately prior to the consummation of the merger has been converted into the right to receive (i) 0.298 shares of the Common Stock of URS, and (ii) $13.50 in cash, for an aggregate acquisition price of approximately $63.5 million and 1.4 million shares of URS Common Stock (the "Acquisition"). The shares of URS Common Stock issued in the Acquisition have been listed with the New York Stock Exchange and the Pacific Stock Exchange. As a result of the Acquisition, Greiner has become a wholly-owned subsidiary of URS. The transaction was approved by the stockholders of Greiner at the annual meeting of Greiner stockholders held on March 26, 1996.

            In addition, on March 29, 1996, URS obtained financing in the aggregate amount of $70 million pursuant to the terms of a Credit Agreement dated as of January 10, 1996 (the "Credit Agreement"), by and among URS, as Borrower, the Financial Institutions listed therein, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders. The execution of the Credit Agreement was previously reported in a Current Report on Form 8-K filed by URS on January 10, 1996. Pursuant to the terms of the Credit Agreement, the Lenders have made secured term loans to URS in the aggregate sum of $50 million which will mature in 2002 and 2003, and provided a $20 million revolving credit facility expiring in 1999, to finance the Acquisition and to provide for the working capital needs of URS thereafter.

            (b) A portion of the assets of Greiner comprise physical property and equipment used in Greiner's ongoing engineering and consulting operations. URS intends to continue to use such assets for the purposes for which such assets have been used in the past.











                                 Page 2 of 10
       Item 7.   Financial Statements, Pro Forma Financial Information
                 and Exhibits.
                 -----------------------------------------------------

            (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following audited consolidated financial statements of Greiner and its subsidiaries and the accompanying notes, as previously included in the Proxy Statement/Prospectus filed as part of the Registration Statement filed on Form S-4 (Registration
       No. 33-31091) by URS Corporation on February 20, 1996 (the "Form S-4"), are hereby incorporated by reference in this Current Report as Exhibit 99(a), and incorporated into this
       Item 7 by this reference:

                 (1) Consolidated Balance Sheets at December 31, 1995 and December 31, 1994.

                 (2) Consolidated Statement of Operations for the years ended December 31, 1995, December 31, 1994 and December 31, 1993.

                 (3) Consolidated Statements of Stockholders Equity for the years ended December 31, 1995, December 31, 1994 and December 31, 1993.

                 (4) Consolidated Statements of Cash Flows for the years ended December 31, 1995, December 31, 1994 and December 31, 1993.


            (b) PRO FORMA FINANCIAL INFORMATION. The following Pro Forma Financial Information and the accompanying explanatory information and notes, as previously included in the Proxy Statement/Prospectus filed as part of the Form S-4, are hereby incorporated by reference in this Current Report as Exhibit 99(b), and incorporated into this Item 7 by this reference:

                 (1) Unaudited Pro Forma Combined Condensed Balance Sheet at October 31, 1995.

                 (2) Unaudited Pro Forma Combined Condensed Statement of Operations for year ended October 31, 1995.















                                 Page 3 of 10
            (c) EXHIBITS. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

       Exhibit Number      Exhibit
       --------------      -------
            20(a)          Press Release issued April 1, 1996. FILED
                           HEREWITH.

            23(a)          Consent of Price Waterhouse LLP. FILED
                           HEREWITH.

            99(a) The following audited consolidated financial statements of Greiner and its subsidiaries and the accompanying notes, included in the Proxy Statement/Prospectus filed as part of the Form S-4, are hereby incorporated herein by reference in this Current Report as Exhibit 99(a):

                           (1)  Consolidated Balance Sheets at
                                December 31, 1995 and
                                December 31, 1994.

                           (2)  Consolidated Statement of Operations
                                for the years ended December 31, 1995,
                                December 31, 1994 and
                                December 31, 1993.

                           (3)  Consolidated Statements of
                                Stockholders Equity for the years
                                ended December 31, 1995,
                                December 31, 1994 and
                                December 31, 1993.

                           (4)  Consolidated Statements of Cash Flows
                                for the years ended December 31, 1995,
                                December 31, 1994 and
                                December 31, 1993.

            99(b) The following Pro Forma Financial Information and the accompanying explanatory information and notes, as previously included in the Proxy Statement/Prospectus filed as part of the Form S-4, are hereby incorporated by reference in this Current Report as Exhibit 99(b):

                      (1)  Unaudited Pro Forma Combined Condensed
                           Balance Sheet at October 31, 1995.

                      (2)  Unaudited Pro Forma Combined Condensed
                           Statement of Operations for year ended
                           October 31, 1995.





                                 Page 4 of 10
                                  SIGNATURE
                                  ---------

                 Pursuant to the requirements of the Securities
       Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       Date:  April 1, 1996

                                     URS CORPORATION



                                     By: /s/ Kent P. Ainsworth
                                        -------------------------
                                        Kent P. Ainsworth
                                        Executive Vice President,
                                        Chief Financial Officer and
                                        Secretary (Principal
                                        Accounting Officer)



































                                 Page 5 of 10
                              INDEX TO EXHIBITS
                              -----------------
       Exhibit                                      Sequentially
       Number         Exhibit                       Numbered Page
       -------        -------                       -------------
       20(a)          Press Release issued               8
                      April 1, 1996.

       23(a)          Consent of Price Waterhouse LLP    10

       99(a)          The following audited              --
                      consolidated financial
                      statements of Greiner
                      Engineering, Inc. and
                      its subsidiaries
                      and the accompanying
                      notes, as previously
                      included in the
                      Proxy Statement/
                      Prospectus filed as part
                      of the Registration
                      Statement filed on Form
                      S-4 (Registration
                      No. 33-31091) filed by
                      URS Corporation on
                      February 20, 1996 (the
                      "Form S-4"), are
                      hereby incorporated
                      by reference in
                      this Current Report as
                      Exhibit 99(a):

                      (1)  Consolidated Balance
                           Sheets at
                           December 31, 1995 and
                           December 31, 1994.

                      (2)  Consolidated Statement
                           of Operations for the
                           years ended
                           December 31, 1995,
                           December 31, 1994 and
                           December 31, 1993.

                      (3)  Consolidated Statements
                           of Stockholders Equity for
                           the years ended
                           December 31, 1995,
                           December 31, 1994 and
                           December 31, 1993.







                                 Page 6 of 10
       Exhibit                                      Sequentially
       Number         Exhibit                       Numbered Page
       -------        -------                       -------------
       99(a)          (4)  Consolidated Statements
       (continued)         of Cash Flows for the
                           years ended
                           December 31, 1995,
                           December 31, 1994 and
                           December 31, 1993.


       99(b)          The following Pro Forma            --
                      Financial Information and
                      the accompanying
                      explanatory information
                      and notes, as previously
                      included in the Proxy
                      Statement/Prospectus
                      filed as part of the
                      Form S-4, are hereby
                      incorporated by reference
                      in this Current Report as
                      Exhibit 99(b):

                      (1)  Unaudited Pro Forma
                           Combined Condensed
                           Balance Sheet at
                           October 31, 1995.

                      (2)  Unaudited Pro Forma
                           Combined Condensed
                           Statement of Operations
                           for year ended
                           October 31, 1995.























                                 Page 7 of 10
                                Exhibit 20(a)
                                -------------

                                              For Immediate Release
       URS CORPORATION                      April 1, 1996
       NEWS RELEASE





                   URS CORPORATION COMPLETES ACQUISITION OF
                          GREINER ENGINEERING, INC.

               Combination Creates Company with Annual Revenues
                          in Excess of $330 Million


       SAN FRANCISCO, April 1, /PRNewswire/ -- URS Corporation (NYSE: URS) today announced that it has completed its previously announced acquisition of Greiner Engineering, Inc. The combined Company is now the 20th largest engineering/architectural company and is among the top five transportation planning and engineering firms.

                 "With the acquisition completed, URS enters a new era," stated Martin M. Koffel, URS chairman and chief executive officer. "By combining the resources of two established engineering businesses, we emerge as an industry leader. URS is now a company with annual revenues in excess of $330 million, backlog and contract designations of approximately $700 million, over 60 offices in the United States, Malaysia and Hong Kong, and over 3,000 employees."

                 "Our capabilities and revenue base have improved," Mr. Koffel continued. "We have a true national scope, with solid positions in key domestic markets, and are poised to capitalize on future opportunities in the Pacific Rim. We look forward to integrating the Greiner organization as a division of URS, and to using our combined resources to pursue larger and more complex contracts."

                 The acquisition of Greiner was accomplished through the issuance of $13.50 per share in cash and .298 shares of URS common stock for every common share of Greiner. Based on Greiner's 4,704,642 outstanding shares of common stock, the aggregate consideration was approximately $63.5 million in cash and 1.4 million shares of URS common stock.






                                 Page 8 of 10
                 To finance the acquisition, URS entered into a new $70 million secured credit facility with Wells Fargo Bank, N.A. The credit facility consists of $50 million in term loans maturing in 2002 and 2003, and a $20 million revolving line of credit. The combined company had pro forma assets of $159,242,000 and working capital of $50,528,000 at October 31, 1995.

                 Mr. Koffel added, "We believe that there are significant opportunities for future expansion in the infrastructure market. As a leader in airport planning and design we have completed projects at eight of the ten largest U.S. airports and managed projects at over 200 airports worldwide. We also have expertise in urban expressway and bridge planning and engineering, and we currently work for more than 30 state transportation departments. Our increased national presence and our ability to provide a complete range of services will allow us to increase our share in this growing market segment."

                 URS Corporation offers a broad range of planning, design and program and construction management services through over 60 offices. The Company serves public and private sector clients in two principal markets: infrastructure projects involving transportation systems, institutional and commercial facilities, pollution control and water resources; and environ-mental projects involving hazardous waste management.

                                   4/1/96

                  /CONTACT: Douglas Sherk, Chris Danne or Todd Friedman, 415-296-7383, or Jill Ruja or Ellissa Grabowski, 212-850-5600, all of Morgen-Walke Associates, Inc., for URS; or Kent P.
       Ainsworth, Chief Financial Officer of URS Corporation,
       415-774-2700/


















                                 Page 9 of 10
                                Exhibit 23(a)
                                -------------
                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------

       We hereby consent to the incorporation by reference in this Form 8-K of URS Corporation of our report dated
       February 14, 1996, included in its Registration Statement on Form S-4 (No. 33-31091) dated February 20, 1996, relating to the financial statements of Greiner Engineering, Inc. for the three years ended December 31, 1995 listed in item 7(a) of this Form 8-K.


       /s/ Price Waterhouse LLP

       Price Waterhouse LLP

       Dallas, Texas
       February 20, 1996





































                                Page 10 of 10